SM JACKSON PRIVATE WEALTH (04/20) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (ICC17 VA790) Home Office: Lansing, Michigan www.jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-873-5654 Fax: 800-943-6761 Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT CLEARLY Type of Ownership: Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Social Security Number or Tax ID Number Phone Number (include area code) Good Order Checklist for additional requirements. Country of Residence U.S. Citizen Yes No Sex Male Female Date of Birth (mm/dd/yyyy) Email Address (print clearly) If U.S. citizenship is not selected, and a Social First Name Middle Name Last Name Security Number with a U.S. address is Non-Natural Owner/Entity Name (if applicable) listed, along with the absence of any other foreign Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 indicator, Jackson National Life Insurance Physical Address City State ZIP Company (Jackson) will assume an active U.S. Mailing Address Line 1 Mailing Address Line 2 citizenship status. Mailing Address City State ZIP ICC18 VDA 810 04/19 Page 1 of 11 V795 04/20

Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint Annuitant Complete this section if Social Security Number Date of Birth (mm/dd/yyyy) different than Joint Annuitant Not Applicable Joint Owner. If Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC18 VDA 810 04/19 Page 2 of 11 V795 04/20

Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form X3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC18 VDA 810 04/19 Page 3 of 11 V795 04/20

Annuity Type The Variable Annuity Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (V4370) will *Tax Contribution Year(s) and Amounts: be required if a Stretch Year: $ Year: $ Annuity Type is elected. Premium Payment External Transfers: The Select method of payment and note approximate amount: Request for Transfer or Check Attached $ Check In Transit $ Wire $ Exchange of Assets form (X3783) must be submitted if Anticipated total amount from internal transfer(s) $ Jackson is to request the release of Anticipated total amount from external transfer(s) to be requested by Jackson $ funds. Anticipated total amount from external transfer(s) to be requested by For more than Financial Professional or Owner (Jackson will NOT request funds) $ two account transfers, please provide account If Jackson is NOT requesting funds, please provide the following information: information on Transfer Anticipated the Letter of Company releasing funds Account number Maturity date type transfer amount Instruction form (X4250) and Full $ submit with Partial application. Full $ Partial Statement Regarding Existing Policies or Annuity Contracts It is required for Good Order I (We) certify that with regard to Jackson or any other company: that this entire (Please select one) section be completed. I (We) do not have existing life I (We) do have existing life insurance COMPLETE insurance policies or annuity contracts. policies or annuity contracts. X0512 " REPLACEMENT OF LIFE Notice to Financial Professional: If the Applicant does have existing life insurance policies or annuity INSURANCE OR contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form ANNUITIES" (X0512 - state variations apply) and return the notice, signed by both the Financial Professional and WHERE Applicant, with the Application. REQUIRED (must be dated on or before Are you replacing an existing life insurance policy or annuity contract? Yes No the Application Sign Date to be in Good Order). Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. ICC18 VDA 810 04/19 Page 4 of 11 V795 04/20

Premium Allocation Tell us how you want your JNL Aggressive JNL/American Funds JNL/BlackRock annuity Growth Allocation (578) Balanced (473) Advantage Premiums JNL Conservative JNL/American Funds International (705) invested. Whole Allocation Blue Chip Income JNL/BlackRock percentages (581) and Growth Global Allocation (509) only. TOTAL JNL Growth (503) ALLOCATION Allocation (577) JNL/American Funds JNL/BlackRock MUST EQUAL JNL iShares Capital Income Builder (691) Global Natural 100%. Tactical Growth (585) JNL/American Funds Resources (498) JNL iShares Capital World Bond (504) JNL/BlackRock Tactical Moderate (583) JNL/American Funds Large Cap Total number Select Growth (436) of allocation JNL iShares Global Growth (586) selections may Tactical Moderate JNL/American Funds JNL/Boston Partners not exceed 99. Growth (584) Global Small Global Long Short Equity (531) JNL Moderate Capitalization (505) Allocation (582) JNL/American Funds JNL/Causeway International Value Select (460) JNL Moderate Growth (587) Growth Allocation (576) JNL/American Funds JNL/ClearBridge Large Cap Growth (532) JNL Multi-Manager Growth Allocation (527) Certain JNL/DFA broker-dealers Alternative (407) JNL/American Funds Growth Allocation (534) may limit the JNL Multi-Manager Growth-Income (506) Investment Emerging Markets JNL/American Funds JNL/DFA Divisions and/or Equity (432) International (507) International Fixed Account Core Equity (706) Options JNL Multi-Manager JNL/American Funds JNL/DFA available under Mid Cap (529) Moderate Growth the Contract. Moderate Growth JNL Multi-Manager Allocation (526) Please see Allocation (535) Client Small Cap Growth (450) JNL/American Funds New World (508) JNL/DFA Acknowledg- JNL Multi-Manager U.S. Core Equity (449) ments on page Small Cap Value (495) JNL/AQR 10. JNL/DFA JNL S&P 500 Index Large Cap Defensive Style (704) U.S. Small Cap (588) (553) JNL/AQR JNL/DoubleLine Large Cap Relaxed Core Fixed Income (461) Constraint Equity (499) JNL/DoubleLine Emerging Markets Fixed Income (536) JNL/DoubleLine Shiller Enhanced CAPE (537) JNL/DoubleLine Total Return (589) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. ICC18 VDA 810 04/19 Page 5 of 11 V795 04/20

Premium Allocation (continued from page 5) Total number of allocation JNL/Fidelity Institutional JNL/Invesco JNL/Mellon selections may Asset Management Diversified Dividend (541) Energy Sector (488) not exceed 99. Total Bond (444) JNL/Invesco JNL/Mellon JNL/First State Global Growth (474) Equity Income (599) Global Infrastructure (517) JNL/Invesco JNL/Mellon JNL/Franklin Templeton Global Real Estate (494) Financial Sector (487) Global Multisector JNL/Invesco JNL/Mellon Tell us how you Bond (518) want your International Growth (447) Healthcare Sector (486) annuity JNL/Franklin Templeton JNL/Invesco JNL/Mellon Premiums Growth Allocation (538) Small Cap Growth (482) Index 5 (453) invested. Whole JNL/Franklin Templeton percentages JNL/JPMorgan JNL/Mellon Income (430) only. TOTAL Global Allocation (451) Industrials Sector (548) ALLOCATION JNL/Franklin Templeton JNL/JPMorgan JNL/Mellon MUST EQUAL International Growth & Income (497) Information Technology Small Cap (419) 100%. JNL/JPMorgan Sector (485) JNL/Goldman Sachs 4 Hedged Equity (694) JNL/Mellon (677) JNL/JPMorgan International Index (463) JNL/Goldman Sachs MidCap Growth (435) JNL/Mellon Competitive Materials Sector (549) Advantage (422) JNL/JPMorgan U.S. Government JNL/Mellon JNL/Goldman Sachs & Quality Bond (443) MSCI KLD 400 Dividend Income Social Index (544) & Growth (423) JNL/Lazard International JNL/Mellon JNL/Goldman Sachs Strategic Equity (593) MSCI World Index (580) International 5 (570) JNL/Loomis Sayles JNL/Mellon JNL/Goldman Sachs Global Growth (695) Nasdaq 100 Index (426) Intrinsic Value (424) JNL/Lord Abbett JNL/Mellon JNL/Goldman Sachs Short Duration Real Estate Sector (551) Managed Aggressive Income (710) Growth (575) JNL/Mellon JNL/Mellon S&P 400 MidCap JNL/Goldman Sachs Bond Index (466) Index (458) Managed Conservative (571) JNL/Mellon JNL/Mellon Communication Services Small Cap Index (462) JNL/Goldman Sachs Sector (490) Managed Growth (574) JNL/Mellon JNL/Mellon Utilities Sector (554) JNL/Goldman Sachs Consumer Discretionary Managed Moderate (572) Sector (489) JNL/Goldman Sachs JNL/Mellon Managed Moderate Consumer Staples Growth (573) Sector (547) PREMIUM ALLOCATIONS JNL/Goldman Sachs JNL/Mellon CONTINUED ON PAGE 7. Total Yield (425) Dow Index (579) JNL/GQG JNL/Mellon Emerging Markets Emerging Markets Equity (539) Index (519) JNL/Harris Oakmark Global Equity (540) JNL/Heitman U.S. Focused Real Estate (693) ICC18 VDA 810 04/19 Page 6 of 11 V795 04/20

Premium Allocation (continued from pages 5 and 6) Tell us how you want your JNL/MFS JNL/T. Rowe Price JNL/WCM annuity Mid Cap Value (496) Balanced (467) Focused International Premiums JNL/Morningstar JNL/T. Rowe Price Equity (676) invested. Whole Wide Moat Index (696) Capital Appreciation (598) JNL/Westchester Capital percentages Event Driven (569) only. TOTAL JNL/Neuberger Berman JNL/T. Rowe Price ALLOCATION Strategic Income (522) Established Growth (445) JNL/WMC Balanced MUST EQUAL JNL/PIMCO JNL/T. Rowe Price (438) 100%. Income (555) Mid-Cap Growth (446) JNL/WMC JNL/PIMCO JNL/T. Rowe Price Government Money Market (441) Total number Investment Grade Short-Term Bond (431) of allocation Credit Bond (596) JNL/T. Rowe Price JNL/WMC Value selections may JNL/PIMCO U.S. High Yield (533) (476) not exceed 99. Real Return (433) JNL/T. Rowe Price % Fixed Account Options JNL/PPM America Value (472) Floating Rate Income (556) JNL/Vanguard 1-Year (041) JNL/PPM America Capital Growth (558) High Yield Bond (491) JNL/Vanguard 3-Year (043) JNL/PPM America Equity Income (559) Total Return (557) JNL/Vanguard 5-Year JNL/RAFI Global Bond (045) Fundamental Market Index (565) 7-Year Asia Developed (413) JNL/Vanguard (047) JNL/RAFI Growth ETF NOTE: The Contract permits Jackson, Fundamental Allocation (568) without advance notice (state Europe (412) variations may apply), to restrict the JNL/Vanguard amount of Premium payments into, JNL/RAFI International (560) and the amount and frequency of Fundamental JNL/Vanguard transfers between, into and from, any U.S. Small Cap (707) Fixed Account Option; to close any International Fixed Account Option; and to require JNL/RAFI Stock Market Index (564) transfers from a Fixed Account Option. Multi-Factor JNL/Vanguard Accordingly, you should consider U.S. Equity (708) whether investment in a Fixed Account Moderate Option is suitable given your ETF Allocation (566) investment objectives. JNL/Vanguard Moderate Growth ETF Allocation (567) JNL/Vanguard U.S. Stock Market Index (563) ICC18 VDA 810 04/19 Page 7 of 11 V795 04/20

Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 9. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed Account Option Frequency: Monthly Quarterly Semiannually Annually (subject to availability) as selected in the Start Date (mm/dd/yyyy): OR Immediately after issue. Premium Allocation section will ��Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the participate in frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the Automatic frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which Rebalancing. the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. Other Systematic If DCA+ allocation is 100%, use the Premium Allocation section Investment Special Dollar Cost Options may be Averaging (DCA+) below to allocate your Designated Option(s). available. % ($15,000 contract minimum) If DCA+ allocation is less than 100%, use Systematic Investment Please see Form (V5675) to allocate your Designated Option(s). Systematic 6-month Investment (030) If selected, the total number of elections in the Premium Allocation form (V5675). 12-month section may not exceed 98. (032) The 6- or 12-month DCA+ account will earn interest at the rate of the 1-Year Fixed Account Option unless a promotional rate applies. Add-On Benefit May not be available in all states and once selected cannot be changed. Add-On Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Benefit: Acknowledgments on page 10. Additional charges will apply. Please 1 Return of Premium Guaranteed Minimum Death Benefit (Ages 0-85) see the prospectus for 1 details. May not be selected on Stretch IRAs or Non-Qualified Stretches. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. Telephone/Electronic Authorization If no election is made, By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment Jackson will options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment default to options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint " No." Owner, or from my (our) Financial Professional, subject to Jackson's administrative procedures. This Do you consent to Telephone/Electronic Transfer Authorization? Yes No authorization is not extended Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic to Authorized authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting Callers. from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). ICC18 VDA 810 04/19 Page 8 of 11 V795 04/20

Authorized Caller This authorization If you want to authorize an individual other than your Financial Professional to receive Contract information via is not extended telephone and/or in writing, please list that individual's information here. to Telephone/ Electronic First Name Middle Name Last Name Authorization. Social Security Number Date of Birth (mm/dd/yyyy) Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Yes No will default to Delivery of documents? " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of "ALL DOCUMENTS" ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports currently excludes Transaction confirmations Other Contract-related correspondence quarterly statements and tax My email address is: documents. Please provide I (We) will notify the company of any new email address. one email address and This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of print clearly. a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to If you authorize electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center Electronic or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request Delivery but do paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for not provide an compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of email address Contract-related correspondence. or the address is illegible, The computer hardware and software requirements that are necessary to receive, process and retain electronic Electronic communications that are subject to this consent are as follows: To view and download material electronically, you Delivery will must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't not be initiated. already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. ICC18 VDA 810 04/19 Page 9 of 11 V795 04/20

Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson to accept any electronic signature that I may make to this application. 12. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) financial professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed forms must be signed on or before the application Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) signature date. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency ICC18 VDA 810 04/19 Page 10 of 11 V795 04/20

Financial Professional Acknowledgments Complete this certification I certify that: regarding sales material section I did not use sales material(s) during the presentation of this Jackson product to the applicant. only if: Your client I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. has other In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. existing policies or annuity contracts By signing this form, I certify that: AND Will be either 1. I am authorized and qualified to discuss the Contract herein applied for. terminating any 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this of those transaction is suitable given the client's financial situation and needs. existing policies or using the 3. The Financial Professional's Certification Regarding Sales Material has been answered correctly. funds from existing policies 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that to fund this this replacement (if applicable) is consistent with that position. new Contract. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. 8. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Financial Professional #1 Signature Date Signed(mm/dd/yyyy) Jackson Assigned ID First Name Middle Name Last Name All Financial Professional Email Address (print clearly) Business Phone Number (include area code) Extension certifications, licenses and trainings must be completed prior to application execution. If more than one Financial Professional is participating on this case, please provide the additional Financial Professional names and Jackson Assigned IDs for each. Financial Professional #2 Name Jackson Assigned ID Financial Professional #3 Name Jackson Assigned ID Financial Professional #4 Name Jackson Assigned ID ICC18 VDA 810 04/19 Page 11 of 11 V795 04/20